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                                                                    Exhibit 99.1

    Certification by the Chief Executive Officer and Chief Financial Officer
          Relating to a Periodic Report Containing Financial Statements


     I, John R. Plachetka, Pharm.D., Chief Executive Officer, and I, Matthew E. Czajkowski, Chief Financial Officer, of POZEN Inc., a Delaware corporation (the "Company"), hereby certify that, to my knowledge:

     (1) The Company's periodic report on Form 10-Q for the period ended March 31, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      * * *


CHIEF EXECUTIVE OFFICER                     CHIEF FINANCIAL OFFICER


/s/ John R. Plachetka                       /s/ Matthew E. Czajkowski
------------------------------              -----------------------------------
John R. Plachetka, Pharm.D.                 Matthew E. Czajkowski

Date: May 12, 2003                          Date: May 12, 2003